UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2015

GOGO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35975	27-1650905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 North Canal, Suite 1500 Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

312-517-5000

1250 North Arlington Heights Rd.

Itasca, IL 60143

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	REGULATION FD DISCLOSURE.

On June 25, 2015, representatives of Gogo Inc. (the “Company”) hosted its Analyst and Investor Day at 8:00 a.m. Central Time. Please visit Gogo’s website at www.gogoair.com under the “Investor Relations” tab for Webcast access information regarding this conference.

The Company used the attached presentation for its Analyst and Investor Day. A copy of the presentation is attached hereto as Exhibit 99.1.

During the Company’s Analyst and Investor Day, the Company announced that it is guiding to the higher end of the previously announced Adjusted EBITDA guidance range of $15 million to $25 million for the full year 2015.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOGO INC.

By:	/s/ Norman Smagley
Norman Smagley
Executive Vice President and Chief Financial Officer

Date: June 25, 2015

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Dated June 25, 2015

99.1 Investor Presentation